FOR IMMEDIATE RELEASE

STIFEL REPORTS FIRST QUARTER 2016 FINANCIAL RESULTS

Quarterly Highlights

•	Net revenues of $620.0 million, increased 10.5% compared with the year-ago quarter.
•	Net income of $27.1 million, or $0.36 per diluted common share, a 37.2% decline from the year ago quarter.
•	Non-GAAP net income of $43.4 million, or $0.57 per diluted common share.

ST. LOUIS, May 9, 2016 – Stifel Financial Corp. (NYSE: SF) today reported net income of $27.1 million, or $0.36 per diluted common share on net revenues of $620.0 million for the three months ended March 31, 2016, compared with net income of $43.1 million, or $0.56 per diluted common share, on net revenues of $561.0 million for the first quarter of 2015.

For the three months ended March 31, 2016, the Company reported non-GAAP net income of $43.4 million, or $0.57 per diluted common share, compared with non-GAAP net income of $49.9 million, or $0.65 per diluted common share for the first quarter of 2015. These non-GAAP results primarily exclude merger-related expenses associated with the Company’s acquisitions.

Chairman’s Comments

“The diversity of Stifel’s business model that has evolved through both organic growth and acquisitions was highlighted in the quarter as the firm generated record quarterly revenue and sequential improvement in EPS. The growth in our private client business, Stifel Bank & Trust, and our institutional fixed income business more than offset the negative impact that increased market volatility had on the  equity capital markets business during the quarter,” stated Ronald J. Kruszewski, Chairman and CEO of Stifel.

“After a year of substantial investment into the business, we began to realize some of the benefits of these growth initiatives as the scale of our operations continued to increase during the first quarter of 2016. That said, we remain committed to optimizing our current capital base, managing our expense base, and taking the necessary steps to achieve our key financial targets.”

Summary Results of Operations (Unaudited)
	Three Months Ended
(in 000s)	3/31/16	3/31/15	% Change	12/31/15	% Change
Net revenues	$619,974	$560,982	10.5	$581,286	6.7
Net income	$27,055	$43,097	(37.2)	$11,172	142.2
Non-GAAP net income[1]	$43,354	$49,940	(13.2)	$40,211	7.8

Earnings per common share:
Basic	$0.40	$0.62	$(35.5)	$0.16	150.0
Diluted	$0.36	$0.56	$(35.7)	$0.14	157.1
Non-GAAP net income[1]	$0.57	$0.65	$(12.3)	$0.51	11.8
Weighted average number of common shares outstanding:
Basic	67,579	68,006	(0.6)	68,150	(0.8)
Diluted	76,086	77,359	(1.6)	79,355	(4.1)

[1]	A reconciliation of the Company’s GAAP results to these non-GAAP measures is discussed under “Non-GAAP Financial Measures.”

Brokerage Revenues

Brokerage revenues, defined as commissions plus principal transactions, were $318.9 million, a 13.7% increase compared with the first quarter of 2015 and an 8.2%  compared with the fourth quarter of 2015.

•	Global wealth management brokerage revenues were $173.0 million, a 9.5% increase compared with the first quarter of 2015 and a 4.0% increase compared with the fourth quarter of 2015.
•	Institutional equity brokerage revenues were $62.3 million, a 0.8% increase compared with the first quarter of 2015 and a 13.6% increase compared with the fourth quarter of 2015.
•	Institutional fixed income brokerage revenues were $83.6 million, a 37.8% increase compared with the first quarter of 2015 and a 13.7% increase compared with the fourth quarter of 2015.

Investment Banking Revenues

Investment banking revenues were $100.7 million, a 19.5% decrease compared with the first quarter of 2015 and a 2.1% decrease compared with the fourth quarter of 2015.

•	Equity capital raising revenues were $25.5 million, a 47.8% decrease compared with the first quarter of 2015 and a 37.0% decrease compared with the fourth quarter of 2015.
•	Fixed income capital raising revenues were $27.8 million, a 3.9% increase compared with the first quarter of 2015 and a 6.3% decrease compared with the fourth quarter of 2015.
•	Advisory fee revenues were $47.4 million, a 4.2% decrease compared with the first quarter of 2015 and a 53.7% increase compared with the fourth quarter of 2015.

Asset Management and Service Fee Revenues

Asset management and service fee revenues were $144.5 million, a 26.9% increase compared with the first quarter of 2015 and an 11.8% increase compared with the fourth quarter of 2015.

Compensation and Benefits Expenses

For the quarter ended March 31, 2016, compensation and benefits expenses were $411.1 million, which included $16.4 million of merger-related expenses. This compares with $355.7 million in the first quarter of 2015 and $399.0 million in the fourth quarter of 2015.

Excluding merger-related expenses, compensation and benefits as a percentage of net revenues was 63.6% in the first quarter of 2015, compared with 62.5% in the first quarter of 2015 and 64.8% in the fourth quarter of 2015.

Excluding merger-related expenses, transition pay, which primarily consists of amortization of retention awards, signing bonuses, and upfront notes, was 4.2% of net revenues in the first quarter of 2015, compared with 4.1% in the first quarter of 2015 and 3.9% in the fourth quarter of 2015.

Non-Compensation Operating Expenses

For the quarter ended March 31, 2016, non-compensation operating expenses were $164.9 million, which included merger-related expenses of $10.1 million. This compares with $135.2 million in the first quarter of 2015 and $171.2 million in the fourth quarter of 2015.

Excluding merger-related expenses, non-compensation operating expenses as a percentage of net revenues for the quarter ended March 31, 2015 was 25.0%, compared with 23.2% in the first quarter of 2015 and 25.4% in the fourth quarter of 2015.

Provision for Income Taxes

The effective income tax rate for the quarter ended March 31, 2016 was 38.4% compared with 38.5% in the first quarter of 2015.

Assets and Capital

Assets

•	Assets increased 51.6% to $14.2 billion as of March 31, 2016 from $9.4 billion as of March 31, 2015.
•

At March 31, 2016, the Company’s Level 3 assets of $58.0 million, or 0.4% of total assets, consisted of $52.2 million of auction rate securities and $5.8 million of partnership interests, private company investments, private equity, and fixed income securities. The Company’s Level 3 assets as a percentage of total assets measured at fair value was 1.7% at March 31, 2016.

•	Non-performing assets as a percentage of total assets as of March 31, 2016 was 0.28%.

Capital

•	Shareholders’ equity as of March 31, 2016 increased 2.3% to $2.41 billion from $2.36 billion as of March 31, 2015.
•	During the three months ended March 31, 2016, the Company repurchased 2.7 million shares of the Company’s common stock for approximately $91.4 million.
•	At March 31, 2016, book value per common share was $36.37 based on 66.5 million common shares outstanding. This represents a 4.4% increase from March 31, 2015.
•	At March 31, 2016, the Company’s Tier 1 leverage capital and Tier 1 risk-based capital ratios were 11.6% and 21.3%, respectively, compared to 17.5% and 29.9%, respectively, at March 31, 2015.

Conference Call Information

Stifel Financial Corp. will host its first quarter 2016 financial results conference call on Monday, May 9, 2016, at 5:00 p.m. Eastern time. The conference call may include forward-looking statements.

All interested parties are invited to listen to Stifel’s Chairman and CEO, Ronald J. Kruszewski, by dialing (877) 876-9938 and referencing conference ID #88960277. A live audio webcast of the call, as well as a presentation highlighting the Company’s results, will be available through the Company's web site, www.stifel.com. For those who cannot listen to the live broadcast, a replay of the broadcast will be available through the above-referenced web site beginning approximately one hour following the completion of the call.

Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel’s broker-dealer clients are served in the United States through Stifel, Nicolaus & Company, Incorporated; Keefe Bruyette & Woods, Inc.; Miller Buckfire & Co., LLC; and Century Securities Associates, Inc., and in the United Kingdom and Europe through Stifel Nicolaus Europe Limited. The Company’s broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank & Trust offers a full range of consumer and commercial lending solutions. Stifel Trust Company, N.A. and Stifel Trust Company Delaware, N.A. offer trust and related services. To learn more about Stifel, please visit the Company’s web site at www.stifel.com.

Forward-Looking Statements

This earnings release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements in this earnings release not dealing with historical results are forward-looking and are based on various assumptions.  The forward-looking statements in this earnings release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities:  the ability to successfully integrate acquired companies or the branch offices and financial advisors; a material adverse change in financial condition; the risk of borrower, depositor, and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel Financial Corp. with the Securities and Exchange Commission.  Forward-looking statements speak only as to the date they are made. Stifel Financial Corp. disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

	Summary Results of Operations (Unaudited)
	Three Months Ended
(in thousands, except per share amounts)	3/31/16	3/31/15	% Change	12/31/15	% Change
Revenues:
Commissions	$197,930	$180,302	9.8	$187,287	5.7
Principal transactions	120,948	100,205	20.7	107,464	12.5
Brokerage Revenues	318,878	280,507	13.7	294,751	8.2

Investment banking	100,658	125,089	(19.5)	102,811	(2.1)
Asset management and service fees	144,532	113,869	26.9	129,319	11.8
Other income	7,231	11,800	(38.7)	18,251	(60.4)
Operating Revenue	571,299	531,265	7.5	545,132	4.8
Interest Revenue	62,786	42,736	46.9	48,639	29.1
Total Revenue	634,085	574,001	10.5	593,771	6.8
Interest Expense	14,111	13,019	8.4	12,485	13.0
Net Revenue	619,974	560,982	10.5	581,286	6.7

Non-interest Expenses:
Compensation and benefits	411,113	355,693	15.6	398,966	3.0
Occupancy and equipment rental	57,255	44,170	29.6	61,667	(7.2)
Communication and office supplies	36,660	29,234	25.4	34,652	5.8
Commissions and floor brokerage	11,732	10,069	16.5	10,895	7.7
Other operating expenses	59,301	51,750	14.6	64,024	(7.4)
Total non-interest expenses	576,061	490,916	17.3	570,204	1.0

Income before income taxes	43,913	70,066	(37.3)	11,082	296.3
Provision for income taxes	16,858	26,969	(37.5)	(90)	nm
Net income	$27,055	$43,097	(37.2)	$11,172	142.2
Earnings per common share:
Basic	0.40	$0.62	(35.5)	0.16	150.0
Diluted	$0.36	$0.56	(35.7)	$0.14	157.1

Weighted average number of common shares outstanding:
Basic	67,579	68,006	(0.6)	68,150	(0.8)
Diluted	76,086	77,359	(1.6)	79,355	(4.1)

Statistical Information

	(in thousands, except per share amounts)
	3/31/16	3/31/15	% Change	12/31/15	% Change
Statistical Information:
Book value per share	$36.37	$34.83	4.4	$37.19	(2.2)
Financial advisors[2]	2,849	2,097	35.9	2,891	(1.5)
Full-time associates	7,100	6,140	15.6	7,133	(0.5)
Locations	401	368	9.0	402	(0.2)
Total client assets	$232,013,000	$188,616,000	23.0	$234,070,000	(0.9)

2         Includes 688, 134, and 719 independent contractors at March 31, 2016, March 31, 2015, and December 31, 2015, respectively.

Business Segment Results

	Summary Segment Results (Unaudited)
	Three Months Ended
(in 000s)	3/31/16	3/31/15	% Change	12/31/15	% Change
Net revenues:
Global Wealth Management	$379,805	$329,410	15.3	$347,216	9.4
Institutional Group	241,276	238,607	1.1	246,325	(2.0)
Other	(1,107)	(7,035)	84.3	(12,255)	(91.0)
	$619,974	$560,982	10.5	$581,286	6.7
Operating contribution:[3]
Global Wealth Management	$93,335	$98,847	(5.6)	$92,077	1.4
Institutional Group	29,194	32,331	(9.7)	40,917	(28.7)
Other	(51,920)	(50,369)	3.1	(75,701)	(31.4)
	$70,609	$80,809	(12.6)	$57,293	23.2
As a percentage of net revenues:
Compensation and benefits
Global Wealth Management	58.3	55.6		57.1
Institutional Group	62.4	62.6		58.1
Non-comp. operating expenses
Global Wealth Management	17.1	14.4		16.4
Institutional Group	25.5	23.8		25.3
Income before income taxes
Global Wealth Management	24.6	30.0		26.5
Institutional Group	12.1	13.6		16.6
	11.4	14.3		9.8

[3]	A reconciliation of the Company’s GAAP results to these non-GAAP measures is discussed under “Non-GAAP Financial Measures.”

Global Wealth Management Summary Results of Operations (Unaudited)
	Three Months Ended
(in 000s)	3/31/16	3/31/15	% Change	12/31/15	% Change
Revenues:
Commissions	$131,554	$116,214	13.2	$128,395	2.5
Principal transactions	41,411	41,781	(0.9)	37,944	9.1
Brokerage revenues	172,965	157,995	9.5	166,339	4.0

Asset management and service fees	144,352	113,666	27.0	$130,382	10.7
Net interest	51,767	37,924	36.5	42,187	22.7
Investment banking	8,410	10,326	(18.6)	8,313	1.2
Other income	2,311	9,499	(75.7)	(5)	nm
Net revenues	379,805	329,410	15.3	347,216	9.4
Non-interest expenses:
Compensation and benefits	221,416	183,243	20.8	198,137	11.7
Non-compensation operating expenses	65,054	47,320	37.5	57,002	14.1
Total non-interest expenses	286,470	230,563	24.2	255,139	12.3
Income before income taxes	$93,335	$98,847	(5.6)	$92,077	1.4

As a percentage of net revenues:
Compensation and benefits	58.3	55.6		57.1
Non-compensation operating expenses	17.1	14.4		16.4
Income before income taxes	24.6	30.0		26.5

	Stifel Bank & Trust (Unaudited)
	Key Statistical Information
(in 000s, except percentages)	3/31/16	3/31/15	% Change	12/31/15	% Change
Other information:
Assets	8,310,224	$5,289,349	57.1	$7,275,308	14.2
Investment securities	4,147,647	2,599,854	59.5	3,479,336	19.2
Retained loans, net	3,737,209	2,505,007	49.2	3,449,662	8.3
Loans held for sale	132,900	188,783	(29.6)	189,921	(30.0)
Deposits	7,218,100	4,834,042	49.3	6,638,359	8.7

Allowance as a percentage of loans[4]	0.94%	0.96%		0.90%
Non-performing assets as a percentage of total assets	0.28%	0.13%		0.03%

[4]

Excluding acquired loans of $822.5 million, $263.7 million, and $606.8 million, the allowance as a percentage of loans totaled 1.29%, 1.10%, and 1.19% as of March 31, 2016, March 31, 2015, and December 31, 2015, respectively.

Institutional Group Summary Results of Operations (Unaudited)
	Three Months Ended
(in 000s)	3/31/16	3/31/15	% Change	12/31/15	% Change
Revenues:
Commissions	$66,376	$64,088	3.6	$58,891	12.7
Principal transactions	79,537	58,423	36.1	69,520	14.4
Brokerage revenues	145,913	122,511	19.1	128,411	13.6
Capital raising	44,895	65,321	(31.3)	61,766	(27.3)
Advisory fees	47,354	49,443	(4.2)	30,810	53.7
Investment banking	92,249	114,764	(19.6)	92,576	(0.4)
Other[5]	3,114	1,332	133.8	25,338	(87.7)
Net revenues	241,276	238,607	1.1	246,325	(2.0)
Non-interest expenses:
Compensation and benefits	150,618	149,411	0.8	143,162	5.2
Non-compensation operating expenses	61,464	56,865	8.1	62,246	(1.3)
Total non-interest expenses	212,082	206,276	2.8	205,408	3.2
Income before income taxes	$29,194	$32,331	(9.7)	$40,917	(28.7)

As a percentage of net revenues:
Compensation and benefits	62.4	62.6		58.1
Non-compensation operating expenses	25.5	23.8		25.3
Income before income taxes	12.1	13.6		16.6

Institutional Group Brokerage & Investment Banking Revenues (Unaudited)
	Three Months Ended
(in 000s)	3/31/16	3/31/15	% Change	12/31/15	% Change
Institutional brokerage:
Equity	$62,273	$61,803	0.8	$54,837	13.6
Fixed income	83,640	60,708	37.8	73,574	13.7
Institutional brokerage	145,913	122,511	19.1	128,411	13.6

Investment banking:
Capital raising:
Equity	18,930	44,591	(57.5)	38,499	(50.8)
Fixed income	25,965	20,730	25.3	23,267	11.6
Capital raising	44,895	65,321	(31.3)	61,766	(27.3)
Advisory fees:	47,354	49,443	(4.2)	30,810	53.7
Investment banking	$92,249	$114,764	(19.6)	$92,576	(0.4)

[5]	Includes net interest, asset management and service fees, and other income.

Non-GAAP Financial Measures

The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin, and basic and diluted earnings per share as additional measures to aid in understanding and analyzing the Company’s financial results for the three months ended March 31, 2016. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP amounts primarily exclude acquisition related expenses which management believes are duplicative and will be eliminated and other expenses which in management’s view are not representative of on-going business.

A limitation of utilizing these non-GAAP measures of net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expenses ratios, pre-tax margin, and basic and diluted earnings per share is that the GAAP accounting effects of these merger-related charges do in fact reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures of net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin, and basic and diluted earnings per share and the same respective non-GAAP measures of the Company’s financial performance should be considered together.

The following table provides details with respect to reconciling net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin, and basic and diluted earnings per share on a GAAP basis for the three months ended March 31, 2016 to the aforementioned expenses on a non-GAAP basis for the same period.

	Three Months Ended March 31, 2016
(in 000s, except per share amounts)	Non-GAAP	Adjustments	GAAP
Net revenues	$620,121	$(147)	$619,974

Non-interest expenses:
Compensation and benefits	394,684	16,429	411,113
Non-compensation operating expenses	154,828	10,120	164,948
Total non-interest expenses	549,512	26,549	576,061
Income before income taxes	70,609	(26,696)	43,913
Provision for income taxes	27,255	(10,397)	16,858
Net income	$43,354	$(16,299)	$27,055

Earnings per share:
Basic	$0.64	$(0.24)	$0.40
Diluted	$0.57	$(0.21)	$0.36

As a percentage of net revenues:
Compensation and benefits	63.6		66.3
Non-compensation operating expenses	25.0		26.6
Income before income taxes	11.4		7.1

Investor Relations

Joel Jeffrey

(212) 271-3610, investorrelations@stifel.com